UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

Claire’s Stores, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-148108	59-0940416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 West Central Road, Hoffman Estates, Illinois	60192
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 765-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture

On February 28, 2012, Claire’s Stores, Inc. (the “Company”) completed an offering of $400 million aggregate principal amount of 9.00% Senior Secured First Lien Notes due 2019 (the “Notes”). The Notes were issued at par. The Notes were issued by Claire’s Escrow II Corporation (the “Escrow Issuer”), a wholly-owned first-tier subsidiary of the Company created solely to issue the Notes, pursuant to an Indenture, dated as of February 28, 2012 (the “Indenture”), by and between the Escrow Issuer and The Bank of

New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”). The proceeds of the offering of the Notes were placed in an escrow account pending the merger of the Escrow Issuer with and into the Company upon the availability of the Company’s financial statements for the fiscal year ended January 28, 2012 demonstrating compliance with certain existing debt covenants.

On March 2, 2012, such financial statements were delivered to the Company’s lenders under its senior secured credit facility and the Escrow Issuer merged with and into the Company. Upon consummation of such merger on March 2, 2012, the Company and its direct or indirect wholly-owned domestic subsidiaries (the “Guarantors”) entered into a supplemental indenture (the “Supplemental Indenture”) pursuant to which the Company assumed the obligations of the Escrow Issuer under the Indenture and the Guarantors guaranteed the Notes. The Notes are secured on a first-priority basis by substantially all of the assets of the Company and the Guarantors (the “Collateral”). The security interests rank equally with those securing the Company’s senior secured credit facility.

The Notes will mature on March 15, 2019. Interest on the Notes accrues at a rate of 9.00% per annum and is payable semiannually in arrears on March 15 and September 15 of each year, commencing on September 15, 2012.

The Company has the option to redeem all or a portion of the Notes, at any time prior to March 15, 2015, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date plus a “make-whole” premium, as described in the Indenture. On or after March 15, 2015, the Company may redeem all or a portion of the Notes, at the prices set forth in the Indenture, plus accrued and unpaid interest to the redemption date.

Upon the occurrence of a change of control (as defined in the Indenture), each holder of the Notes may require the Company to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture contains covenants that, among other things, limit (subject to exceptions) the Company’s ability and the ability of the Company’s restricted subsidiaries to:

•	incur or guarantee additional indebtedness;

•	create or incur certain liens;

•	pay dividends or make other restricted payments;

•	incur restrictions on the payment of dividends or other distributions from its restricted subsidiaries;

•	make certain investments;

•	transfer or sell assets;

•	engage in transactions with affiliates; or

•	merge or consolidate with other companies or transfer all or substantially all of its assets.

If at any time the Notes receive and maintain an investment grade rating by Standard & Poor’s Rating Services and Moody’s Investors Service, Inc. and no default has occurred and is continuing, certain covenants will be terminated.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, failure to pay at maturity or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 30% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.

In addition, as disclosed on February 27, 2012, the Company has announced an offering of an additional $100 million aggregate principal amount of the Notes, which will be of the same series as the Notes issued by the Escrow Issuer on February 28, 2012 and will be issued under the Indenture. The additional $100 million aggregate principal amount of the Notes is scheduled to be issued on March 12, 2012.

The foregoing description of the Indenture, Supplemental Indenture and Notes is qualified in its entirety by reference to the complete copies of such agreements or instruments that are filed as Exhibits 4.1, 4.2 and 4.3, respectively to this Form 8-K and are incorporated by reference herein.

Collateral Agreement, First Lien Intercreditor Agreement, Trademark Security Agreement, Joinder Agreement to Second Lien Intercreditor Agreement and Amendment to Second Lien Collateral Agreement

In connection with the Supplemental Indenture pursuant to which the Company assumed the obligations of the Escrow Issuer under the Notes and the guarantees of the Notes by the Guarantors became effective, on March 2, 2012, the Company, Claire’s Inc. and the Guarantors entered into (i) the Collateral Agreement, by and among the Company, Claire’s Inc., the Guarantors and the Collateral Agent (the “Collateral Agreement”) pursuant to which the Company and the Guarantors granted a first-priority lien on the Collateral to the Collateral Agent for the benefit of the holders of the Notes and the Acknowledgement and Consent thereto executed by Claire’s Stores Canada Corp. and (ii) an Intercreditor Agreement by and among the Company, Claire’s Inc., the Guarantors, the Trustee and Collateral Agent and Credit Suisse, AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch), as Bank Collateral Agent thereunder (the “Intercreditor Agreement”) relating to the respective rights and obligations of the Trustee and Collateral Agent and Credit Suisse, AG, Cayman Islands Branch (f/k/a/ Credit Suisse, Cayman Islands Branch) with respect to the Collateral. Simultaneously therewith,

CBI Distributing Corp., a wholly-owned first-tier subsidiary of the Company and a Guarantor (“CBI”), also entered into the Trademark Security Agreement by and between CBI and the Collateral Agent (the “Trademark Security Agreement”) granting a lien on CBI’s rights in and to certain trademarks.

In connection therewith, on March 2, 2012, the Company, Claire’s Inc., the Guarantors, the Trustee, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Company’s outstanding 8.875% Senior Secured Second Lien Notes (the “Second Lien Agent”), and Credit Suisse AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch), as Credit Agreement Agent thereunder also entered into a Joinder Agreement to the Company’s existing Intercreditor Agreement, dated as of March 4, 2011 (the “Joinder Agreement” and, together with the Collateral Agreement, the Intercreditor Agreement and the Trademark Security Agreement, the “Security Documents”).

In addition, the Company, the Guarantors, Claire’s Inc. and the Second Lien Agent entered into an amendment (the “Second Lien Amendment”) containing certain technical modifications to the Company’s existing Collateral Agreement, dated as of March 4, 2011.

The foregoing description of the Collateral Agreement, the Intercreditor Agreement, the Trademark Security Agreement, the Joinder Agreement and the Second Lien Amendment is qualified in its entirety by reference to the complete copies of such agreements that are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this Form 8-K and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 28, 2012, the Escrow Issuer issued the $400 million aggregate principal amount of the Notes. On March 2, 2012, the Escrow Issuer merged with and into the Company and, as a result, the Company assumed the obligations of the Escrow Issuer with respect to the Notes. The proceeds were used principally to reduce the Company’s indebtedness under its senior secured credit facility. The description of the offering, the Indenture, the Supplemental Indenture, the Notes and the Security Documents set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On February 28, 2012, the Company issued a press release announcing the closing of the offering of the Notes by the Escrow Issuer. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

On March 2, 2012, the Company issued a press release announcing the completion of the merger of the Escrow Issuer with and into the Company and the assumption by the Company of the obligations of the Escrow Issuer with respect to the Notes. A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Indenture, dated as of February 28, 2012, by and between Claire’s Escrow II Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 4.2	Supplemental Indenture, dated as of March 2, 2012, by and among Claire’s Stores, Inc., the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 4.3	Form of 9.00% Senior Secured First Lien Notes due 2019 (included in the Indenture filed as Exhibit 4.1 hereto)

Exhibit 10.1	Collateral Agreement, dated as of March 2, 2012, by and among Claire’s Stores, Inc., the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent

Exhibit 10.2	Intercreditor Agreement, dated as of March 2, 2012, by and among Claire’s Stores, Inc., Claire’s, Inc., the Guarantors, The Bank of New York Mellon Trust Company, N.A. and AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch), as Bank Collateral Agent

Exhibit 10.3	Trademark Security Agreement, dated as of March 2, 2012, by and between CBI Distributing Corp. and The Bank of New York Mellon Trust Company, as Collateral Agent

Exhibit 10.4	Joinder Agreement to the Second Lien Intercreditor Agreement, dated as of March 2, 2012 by and among Claire’s Stores, Inc., Claire’s Inc., the Guarantors, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Company’s outstanding 8.875% Senior Secured Second Lien Notes and Credit Suisse AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch), as Credit Agreement Agent

Exhibit 10.5	Amendment, dated as of March 2, 2012, to the Collateral Agreement, dated as of March 4, 2011, by and among Claire’s Stores, Inc., Claire’s Inc., the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 99.1	Press Release dated February 28, 2012, announcing the closing of the notes offering by the Escrow Issuer

Exhibit 99.2	Press Release dated March 2, 2012, announcing the completion of the merger of the Escrow Issuer with and into the Company and the assumption by the Company of the obligations of the Escrow Issuer with respect to the Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.

Date: March 5, 2012	By:	/s/ J. Per Brodin
J. Per Brodin
Chief Financial Officer

Exhibit List

Exhibit 4.1	Indenture, dated as of February 28, 2012, by and between Claire’s Escrow II Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 4.2	Supplemental Indenture, dated as of March 2, 2012, by and among Claire’s Stores, Inc., the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 4.3	Form of 9.00% Senior Secured First Lien Notes due 2019 (included in the Indenture filed as Exhibit 4.1 hereto)

Exhibit 10.1	Collateral Agreement, dated as of March 2, 2012, by and among Claire’s Stores, Inc., the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent

Exhibit 10.2	Intercreditor Agreement, dated as of March 2, 2012, by and among Claire’s Stores, Inc., Claire’s, Inc., the Guarantors, The Bank of New York Mellon Trust Company, N.A. and AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch), as Bank Collateral Agent

Exhibit 10.3	Trademark Security Agreement, dated as of March 2, 2012, by and between CBI Distributing Corp. and The Bank of New York Mellon Trust Company, as Collateral Agent

Exhibit 10.4	Joinder Agreement to the Second Lien Intercreditor Agreement, dated as of March 2, 2012 by and among Claire’s Stores, Inc., Claire’s Inc., the Guarantors, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Company’s outstanding 8.875% Senior Secured Second Lien Notes and Credit Suisse AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch), as Credit Agreement Agent

Exhibit 10.5	Amendment, dated as of March 2, 2012, to the Collateral Agreement, dated as of March 4, 2011, by and among Claire’s Stores, Inc., Claire’s Inc., the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 99.1	Press Release dated February 28, 2012, announcing the closing of the notes offering by the Escrow Issuer

Exhibit 99.2	Press Release dated March 2, 2012, announcing the completion of the merger of the Escrow Issuer with and into the Company and the assumption by the Company of the obligations of the Escrow Issuer with respect to the Notes